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                                                                      EXHIBIT 11


                        Consent of Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights," "Other Information" and "Financial Statements of Fund" and to the use of our report dated August 16, 1996, in the Post-Effective Amendment No. 7 to the Registration Statement (Form N-1A) and related Prospectus of The Legends Fund, Inc.


                                                 /s/ Ernst & Young LLP
                                                     Ernst & Young LLP


Kansas City, Missouri
October 29, 1996